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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): August 11, 1998



                           TAPPAN ZEE FINANCIAL , INC.
               (Exact name of registrant as specified in charter)

   DELAWARE                      0-26466                  13-3840352
(State or other               (Commission File           (IRS Employer
jurisdiction of                   Number)               Identification No.)
incorporation)

                  75 NORTH BROADWAY, TARRYTOWN, NEW YORK 10591
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (914) 631-0344


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On August 11, 1998 U.S.B. Holding Co., Inc. ("USB") received approval from the Federal Reserve System (the "FRB") for the acquisition of Tappan Zee Financial, Inc. ("Tappan Zee") and its wholly owned subsidiary Tarrytowns Bank, F.S.B. In connection with the acquisition, Tappan Zee will be merged with and into USB, with USB as the surviving corporation and Tarrytowns Bank, FSB will operate as a wholly owned subsidiary of USB.

         USB publicly announced receipt of the FRB's approval in a press release dated August 19, 1998, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  a.       Financial Statements of Businesses Acquired.
                           Not Applicable

                  b.       Pro forma Financial Information.
                           Not Applicable

                  c. Exhibits: The following Exhibits are filed as part of this report:




                       EXHIBIT NO.                      DESCRIPTION
                       -----------                      -----------
                           99.1            Press Release issued August 19, 1998.


ITEM 8.           NOT APPLICABLE.


ITEM 9.           NOT APPLICABLE.


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                                      -2-


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TAPPAN ZEE FINANCIAL, INC.


                                        By: /s/ Harry G. Murphy
                                            ----------------------------
                                            Harry G. Murphy
                                            Vice President and Secretary

Date:    August 19, 1998



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                                  EXHIBIT INDEX



       EXHIBIT                 DESCRIPTION
       -------                 -----------
         99.1           Press Release issued August 19, 1998.